Exhibit 99.1

LIONS GATE ENTERTAINMENT CORP.

TRENDING SCHEDULES

BASIS OF PRESENTATION

Purpose of Trending Schedules

The trending schedules summarize unaudited financial information to facilitate your review and understanding of the Company’s operating results. The trending schedules set forth important financial measures utilized by the Company that are not all financial measures defined by generally accepted accounting principles (“GAAP”). The Company uses non-GAAP financial measures, among other measures, to evaluate the operating performance of our business. These non-GAAP financial measures are in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with United States GAAP.

On December 8, 2016, pursuant to the Agreement and Plan of Merger dated June 30, 2016, Lionsgate and Starz consummated the merger whereby Lionsgate acquired Starz for a combination of cash and common stock (the “Starz Merger”).

For the periods presented prior to December 31, 2016, the unaudited trending schedules have been prepared for illustrative purposes to present the Company’s new reporting segments and some of its key financial metrics on a combined basis. These amounts were calculated by combining the historical financial information of Lionsgate and Starz for each respective period presented. Among other items, the unaudited combined financial results do not include adjustments related to the application of purchase accounting as a result of the acquisition, the impact of the capital structure and related debt financing associated with the Starz Merger, operating cost synergies as a result of the acquisition, or the elimination of transactions between Lionsgate and Starz. The unaudited combined financial results in the trending schedules are presented solely for informational purposes and are not necessarily indicative of the combined financial results that might have been achieved for the periods or dates indicated, nor are they indicative of the future combined financial results of Lionsgate and Starz.

New Reporting Segments

Lionsgate will have three reporting segments: Motion Pictures, Television Production and Media Networks. The Motion Pictures segment will remain similar to the previously reported segment, and will also now include the Starz third-party distribution business. The Television Production segment will remain similar to the previously reported segment. The Media Networks segment will consist of the Starz Networks business, the licensing of Starz original series in ancillary markets, and the Company’s direct to consumer streaming services initiatives on its subscription video-on-demand platforms. The following schedules include a reconciliation of the historical (Legacy) segment presentations of Lionsgate and Starz to the expected new combined segment presentation for each of the four quarters in our fiscal year ended March 31, 2016, and the two quarters ended September 30, 2016.

New Financial Measures

Lionsgate previously used the non-GAAP measures Adjusted EBITDA, free cash flow, and adjusted earnings per share (“Adjusted EPS”) as important financial measures, among other measures, to evaluate the operating performance of our business. Adjusted EBITDA was defined as earnings before interest, income tax provision or benefit, and depreciation and amortization (“EBITDA”), adjusted for stock-based compensation, purchase accounting and related adjustments, restructuring and other items, non-cash imputed interest charge, start-up losses of new business initiatives, and backstopped prints and advertising expense. Free cash flow was defined as net cash flows provided by (used in) operating activities, less purchases of property and equipment, plus or minus the net increase or decrease in production loans, and plus or minus excess tax benefits on stock-based compensation awards if applicable. Adjusted EPS was defined as net income (loss) attributable to Lions Gate Entertainment Corp. shareholders, adjusted for the following items: stock-based compensation, purchase accounting and related adjustments, restructuring and other items, non-cash imputed interest charge net of related interest income, start-up losses of new business initiatives, and backstopped prints and advertising expense, net of taxes at the applicable statutory rate and net of the amounts attributable to noncontrolling interest, per weighted average shares outstanding.

Beginning with the period ending December 31, 2016, Lionsgate will utilize the non-GAAP measures Adjusted OIBDA, free cash flow, and Adjusted EPS (as defined below) as important financial measures, among other measures, to evaluate the operating performance of our business. The Company will also provide additional financial measures the Company believes are useful in evaluating our operating performance. These measures may include the amount of U.S. theatrical prints and advertising (P&A) expense incurred, amount of investment in content, number of subscribers, and filmed entertainment backlog.

Definitions of the new non-GAAP measures are provided below:

Adjusted OIBDA: Adjusted OIBDA is defined as operating income (loss) before depreciation and amortization ("OIBDA"), adjusted for adjusted stock-based compensation ("adjusted SBC"), purchase accounting and related adjustments, and restructuring, transaction and other costs. Adjusted stock-based compensation represents stock-based compensation excluding immediately vested stock awards granted as part of the Company’s annual bonus program issued in lieu of cash bonuses. Restructuring, transaction and other costs would generally include restructuring costs, transaction related costs, debt extinguishment losses and unusual gains and losses.

Free Cash Flow: Free cash flow is defined as net cash flows provided by (used in) operating activities, less purchases of property and equipment, plus or minus the net increase or decrease in production loans, and plus or minus excess tax benefits on stock-based compensation awards if applicable. The adjustment for the production loans is made because the GAAP based cash flows from operations reflects a non-cash reduction of cash flows for the cost of films and television programs associated with production loans prior to the time the Company actually pays for the film or television program. The Company believes that it is more meaningful to reflect the impact of the payment for these films and television programs in its free cash flow when the payments are actually made.

Adjusted EPS: Adjusted EPS is defined as basic earnings (loss) per share excluding the impact (net of tax) of adjusted stock-based compensation, purchase accounting and related adjustments, and restructuring, transaction and other costs.

These measures are non-GAAP financial measures as defined in Regulation G promulgated by the SEC and are in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with United States GAAP.

We use these non-GAAP measures, among other measures, to evaluate the operating performance of our business. We believe these measures provide useful information to investors regarding our results of operations and cash flows before non-operating items. Adjusted OIBDA is considered an important measure of the Company’s performance because this measure eliminates amounts that, in management’s opinion, do not necessarily reflect the fundamental performance of the Company’s businesses, are infrequent in occurrence, and in some cases are non-cash expenses. Free Cash Flow is considered an important measure of the Company’s liquidity because it provides information about the ability of the Company to reduce net corporate debt, make strategic investments, dividends and share repurchases. Adjusted EPS is considered an important measure of the Company’s business operations as, similar to Adjusted OIBDA, this measure eliminates amounts that, in management’s opinion, do not necessarily reflect the fundamental performance of the Company’s businesses. The Company utilizes these measures, among others, to evaluate the performance of its business relative to its peers and the broader market. These non-GAAP measures are commonly used in the entertainment industry and by financial analysts and others who follow the industry to measure operating performance. However, not all companies calculate these measures in the same manner and the measures as presented may not be comparable to similarly titled measures presented by other companies.

These measures should be reviewed in conjunction with the relevant GAAP financial measures and are not presented as alternative measures of operating income, cash flow, net income (loss), or earnings (loss) per share as determined in accordance with GAAP.

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LIONS GATE ENTERTAINMENT CORP.

TRENDING SCHEDULES

UNAUDITED HISTORICAL COMBINED FINANCIAL INFORMATION(1)

	Three Months Ended				Fiscal Year Ended	Three Months Ended		Six Months Ended
(in millions)	6/30/15	9/30/15	12/31/15	3/31/16	3/31/16	6/30/16	9/30/16	9/30/16
Motion Pictures
Revenue	$340	$411	$583	$609	$1,942	$408	$505	$913
Gross Contribution	90	29	57	39	214	60	23	83
Segment Profit	66	4	33	3	106	30	(6)	24

Television Production(2)
Revenue	135	124	167	251	677	193	177	370
Gross Contribution	25	10	20	51	106	19	22	41
Segment Profit	18	4	14	42	79	10	12	21

Media Networks
Revenue	354	348	352	366	1,419	358	369	726
Gross Contribution	145	138	98	149	529	149	112	261
Segment Profit	120	111	63	113	406	119	82	201

Eliminations
Revenue	(1)	-	(2)	(1)	(3)	(1)	(2)	(2)
Gross Contribution	-	-	(2)	-	(2)	-	(1)	(1)
Segment Profit	-	-	(2)	-	(2)	-	(1)	(1)

Corporate and Other
Corporate G&A	(18)	(20)	(17)	(29)	(84)	(20)	(21)	(41)
Adjusted OIBDA	$186	$99	$92	$128	$505	$138	$66	$204

Adjusted Stock-Based Compensation(3)	(25)	(25)	(21)	(17)	(88)	(21)	(23)	(44)
Restructuring, Transaction and Other Costs	-	(4)	(13)	(2)	(20)	(17)	(12)	(29)
Purchase Accounting and Related Adjustments(4)	-	-	(4)	(4)	(8)	(6)	(5)	(10)
Depreciation & Amortization	(7)	(7)	(8)	(10)	(32)	(11)	(10)	(21)
Operating Income	$154	$62	$45	$94	$356	$83	$16	$99

Notes:

The unaudited combined financial results in the trending schedules through September 30, 2016 are presented solely for informational purposes and are not necessarily indicative of the combined financial results that might have been achieved for the periods or dates indicated, nor are they indicative of the future combined financial results of Lionsgate and Starz. See reconciliation of the new metric of Adjusted OIBDA to the historical metric of Adjusted EBITDA and the reconciliation of the legacy segment presentation to the new presentation on the following schedules.

(1) Combined financial results through September 30, 2016 do not include adjustments related to the application of purchase accounting as a result of the acquisition, the elimination of transactions between Lionsgate and Starz or any operating cost synergies as a result of the acquisition. These items will change significantly in the future as a result of the transaction.

(2) Historical results include the acquisition of Pilgrim Media Group from the date of acquisition of November 12, 2015 (F16 Q3).

(3) Adjusted Stock-Based Compensation represents stock-based compensation excluding immediately vested stock awards granted as part of our annual bonus program issued in lieu of cash bonuses. The immediately vested stock awards from the bonus program are included in Adjusted OIBDA at the segment and corporate level.

(4) Represents purchase accounting amortization associated with the acquisition of Pilgrim Media Group included in consolidated direct operating expense and purchase accounting related adjustments included in consolidated general and adminstrative expense.

* Amounts may not add precisely due to rounding

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LIONS GATE ENTERTAINMENT CORP.

TRENDING SCHEDULES

HISTORICAL COMBINED MEDIA NETWORK SEGMENT DETAIL ADJUSTED FOR CHANGES IN SEGMENT PRESENTATION(1)

	Three Months Ended				Fiscal Year Ended	Three Months Ended		Six Months Ended
(in millions)	6/30/15	9/30/15	12/31/15	3/31/16	3/31/16	6/30/16	9/30/16	9/30/16
Starz Networks
Revenue	$333	$329	$328	$340	$1,330	$343	$349	$692
Gross Contribution	144	136	93	147	519	155	117	272
Product Line Profit	119	110	60	112	401	128	90	218

Content and Other(2)
Revenue	21	18	24	26	89	14	20	34
Gross Contribution	1	2	7	6	15	1	-	1
Product Line Profit	1	2	7	6	15	1	-	1

Streaming Services(3)
Revenue	-	-	-	-	-	-	-	1
Gross Contribution	-	-	(1)	(4)	(5)	(7)	(6)	(12)
Product Line Profit	-	-	(4)	(5)	(10)	(10)	(9)	(18)

Total Media Networks Segment
Revenue	354	348	352	366	1,419	358	369	726
Gross Contribution	145	138	98	149	529	149	112	261
Segment Profit	$120	$111	$63	$113	$406	$119	$82	$201

Notes:

(1) Combined financial results through September 30, 2016 do not include adjustments related to the application of purchase accounting as a result of the acquisition or any operating cost synergies as a result of the Starz acquisition. These items will change significantly in the future as a result of the transaction.

(2) Includes the Starz Animation in F16 for presentational purposes due to its immateriality.

(3) Represents the Lionsgate legacy direct to consumer initiatives on its subscription video-on-demand platforms which are being moved into the Media Networks segment.

* Amounts may not add precisely due to rounding

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LIONS GATE ENTERTAINMENT CORP.

TRENDING SCHEDULES

NEW KPIs

	Three Months Ended				Fiscal Year Ended	Three Months Ended		Six Months Ended
(in millions)	6/30/15	9/30/15	12/31/15	3/31/16	3/31/16	6/30/16	9/30/16	9/30/16

Free Cash Flow(1)	nm	nm	nm	nm	nm	nm	nm	nm

EPS	nm	nm	nm	nm	nm	nm	nm	nm

Adjusted EPS(1)	nm	nm	nm	nm	nm	nm	nm	nm

Investment in Content(2)
Motion Picture	$289	$132	$145	$149	$715	$157	$119	$275
Television Production	81	90	96	160	427	91	99	189
Media Network	189	145	117	210	661	157	136	294
Total	$558	$368	$358	$518	$1,802	$405	$353	$758

U.S. Theatrical P&A	$23	$89	$131	$150	$393	$72	$152	$224

	As of					As of
	6/30/15	9/30/15	12/31/15	3/31/16		6/30/16	9/30/16
Backlog(3)	$1,349	$1,232	$1,288	$1,498		$1,522	$1,487

Subscribers (units in millions at end of period)
Subscription units - STARZ	23.5	23.3	23.6	24.0		24.2	24.5
Subscription units - STARZ ENCORE	33.3	32.5	32.2	32.4		31.8	31.5
Total Subscription units	56.8	55.8	55.8	56.4		56.0	56.0

Notes:

nm - Not meaningful historically

(1) - Reconciliation to the nearest GAAP measure will be provided in future periods.

(2) - Represents the investment in films and television programs and program rights payments as presented historically in the statement of cash flows.

(3) - Backlog represents the amount of future revenue not yet recorded from contracts for the licensing of films and television product for television exhibition and in international markets.

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LIONS GATE ENTERTAINMENT CORP.

RECONCILIATION OF ADJUSTED OIBDA (NEW MEASURE) TO ADJUSTED EBITDA (LEGACY MEASURE)

	Three Months Ended				Fiscal Year Ended	Three Months Ended		Six Months Ended
(in millions)	6/30/15	9/30/15	12/31/15	3/31/16	3/31/16	6/30/16	9/30/16	9/30/16

Adjusted OIBDA(1)	$186	$99	$92	$128	$505	$138	$66	$204

Stock-Based Compensation(2)	-	-	-	22	22	8	7	15
Backstopped P&A Expense	(4)	(3)	12	(4)	1	-	8	8
Start-up Losses of New Business Initiatives	1	3	7	7	17	10	10	20
Non-Cash Imputed Interest Charge	-	-	-	5	5	1	-	1
Equity Interests Income	11	7	11	15	44	11	2	13
Adjusted EBITDA(3)	$194	$106	$121	$173	$595	$168	$92	$260

Notes:

(1) Combined financial results through September 30, 2016 do not include adjustments related to the application of purchase accounting as a result of the acquisition, the elimination of transactions between Lionsgate and Starz or any operating cost synergies as a result of the Starz acquisition. These items will change significantly in the future as a result of the transaction.

(2) Represents stock based compensation for immediately vested stock awards granted as part of our annual bonus program and are included in Adjusted OIBDA and segment and corporate G&A expense.

(3) Represents the sum of Lionsgate's Adjusted EBITDA and Starz's Adjusted OIBDA as previously reported and as set forth below (see Appendix for GAAP reconciliation):

	Three Months Ended				Fiscal Year Ended	Three Months Ended		Six Months Ended
	6/30/15	9/30/15	12/31/15	3/31/16	3/31/16	6/30/16	9/30/16	9/30/16
Lionsgate Legacy Adjusted EBITDA	$71	$(8)	$54	$46	$162	$41	$3	$43
Starz Legacy Adjusted OIBDA	123	115	68	127	433	127	90	217
Total	$194	$106	$121	$173	$595	$168	$92	$260

* Amounts may not add precisely due to rounding

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LIONSGATE ENTERTAINMENT CORP.

RECONCILIATION OF HISTORICAL (LEGACY) SEGMENT PRESENTATIONS OF LIONSGATE AND STARZ TO THE EXPECTED NEW SEGMENT PRESENTATIONS

(in millions)	Three Months Ended 6/30/15						Three Months Ended 9/30/15						Three Months Ended 12/31/15						Three Months Ended 3/31/16						Fiscal Year Ended 3/31/16
	Legacy (1)	Reclass (R)		Adj (A)		New	Legacy (1)	Reclass (R)		Adj (A)		New	Legacy (1)	Reclass (R)		Adj (A)		New	Legacy (1)	Reclass (R)		Adj (A)		New	Legacy (1)	Reclass (R)		Adj (A)		New
Motion Pictures
Legacy Gross Contribution	$80	$-		$-		$80	$18	$-		$-		$18	$63	$-		$-		$63	$24	$-		$-		$24	$184	$-		$-		$184
Legacy Starz Distribution	-	6	R1	-		6	-	8	R1	-		8	-	6	R1	-		6	-	11	R1	-		11	-	31	R1	-		31
Adjustments
Backstopped P&A	-	-		4	A1	4	-	-		3	A1	3	-	-		(12)	A1	(12)	-	-		4	A1	4	-	-		(1)	A1	(1)
Gross Contribution	80	6		4		90	18	8		3		29	63	6		(12)		57	24	11		4		39	184	31		(1)		214
Segment G&A expense	(18)	(3)	R1	-		(23)	(19)	(4)	R1	-		(25)	(19)	(5)	R1	-		(24)	(25)	(4)	R1	-		(36)	(81)	(16)	R1	-		(109)
		(2)	R2					(2)	R2											(7)	R2					(12)	R2	-
Segment Profit	$61	$1		$4		$66	$-	$1		$3		$4	$44	$1		$(12)		$33	$(1)	$-		$4		$3	$103	$3		$(1)		$106

Television Production
Legacy Gross Contribution	$23	$-		$-		$23	$10	$-		$-		$10	$17	$-		$-		$17	$54	$-		$-		$54	$104	$-		$-		$104
Legacy Starz Distribution	-	1	R1	-		1	-	1	R1	-		1	-	2	R1	-		2	-	3	R1	-		3	-	7	R1	-		7
Adjustments
AR Discount	-	-		-		-	-	-		-		-	-	-		-		-	-	-		(5)	A2	(5)	-	-		(5)	A2	(5)
Gross Contribution	23	1		-		25	10	1		-		10	17	2		-		20	54	3		(5)		51	104	7		(5)		106
Segment G&A expense	(4)	(1)	R1	-		(6)	(5)	(1)	R1	-		(6)	(4)	(1)	R1	-		(5)	(6)	(1)	R1	-		(9)	(20)	(3)	R1	-		(27)
		(1)	R2					(1)	R2											(2)	R2					(4)	R2
Segment Profit	$19	$-		$-		$18	$5	$(1)		$-		$4	$13	$1		$-		$14	$47	$-		$(5)		$42	$84	$-		$(5)		$79

Media Networks
Legacy Gross Contribution	$144	$-		$-		$144	$136	$-		$-		$136	$92	$-		$-		$92	$147	$-		$-		$147	$519	$-		$-		$519
Legacy Starz Distribution	-	2	R1	-		2	-	2	R1	-		2	-	7	R1	-		7	-	6	R1	-		6	-	16	R1	-		16
Adjustments
SVOD Start-up losses	-	-		-		-	-	-		-		-	-	-		(1)	A3	(1)	-	-		(4)	A3	(4)	-	-		(5)	A3	(5)
Gross Contribution	144	2		-		145	136	2		-		138	92	7		(1)		98	147	6		(4)		149	519	16		(5)		529
Segment G&A expense	(22)	(4)	R1	-		(26)	(23)	(3)	R1	-		(27)	(29)	(3)	R1	(3)	A3	(35)	(30)	(4)	R1	(2)	A3	(36)	(104)	(14)	R1	(5)	A3	(124)
Segment Profit	$122	$(2)		$-		$120	$113	$(2)		$-		$111	$64	$3		$(4)		$63	$117	$1		$(6)		$113	$415	$1		$(10)		$406

Starz Distribution
Legacy Gross Contribution	$9	$(9)	R1	$-		$-	$10	$(10)	R1	$-		$-	$15	$(15)	R1	$-		$-	$20	$(20)	R1	$-		$-	$54	$(54)	R1	$-		$-
Gross Contribution	9	(9)		-		-	10	(10)		-		-	15	(15)		-		-	20	(20)		-		-	54	(54)		-		-
Segment G&A expense	(7)	7	R1	-		-	(8)	8	R1	-		-	(9)	9	R1	-		-	(9)	9	R1	-		-	(34)	34	R1	-		-
Segment Profit	$2	$(2)		$-		$-	$2	$(2)		$-		$-	$6	$(6)		$-		$-	$11	$(11)		$-		$-	$20	$(20)		$-		$-

Intersegment Eliminations	-	-		-		-	-	-		-		-	(2)	-		-		(2)	-	-		-		-	(2)	-		-		(2)

TOTAL SEGMENT PROFIT	$204	$(3)		$4		$205	$119	$(3)		$2		$119	$125	$-		$(16)		$109	$173	$(9)		$(7)		$157	$621	$(16)		$(16)		$589

Corporate G&A expense(2)	(22)	3	R2	-		(18)	(22)	3	R2	-		(20)	(17)	-		-		(17)	(16)	(13)	R2	-		(29)	(77)	(7)	R2	-		(84)

Adjusted OIBDA	$182	$-		$4		$186	$97	$-		$2		$99	$108	$-		$(16)		$92	$157	$(22)		$(7)		$128	$544	$(23)		$(16)		$505

Adjusted Stock-Based Compensation	(25)	-		-		(25)	(25)	-		-		(25)	(22)	-		-		(21)	(39)	22	R2	-		(17)	(111)	22	R2	-		(88)
Restructuring, Transaction and Other Costs	-	-		-		-	(4)	-		-		(4)	(13)	-		-		(13)	(2)	-		-		(2)	(20)	-		-		(20)
Purchase Accounting and Related Adjustments	-	-		-		-	-	-		-		-	(4)	-		-		(4)	(4)	-		-		(4)	(8)	-		-		(8)
Depreciation & Amortization	(7)	-		-		(7)	(7)	-		-		(7)	(8)	-		-		(8)	(10)	-		-		(10)	(32)	-		-		(32)
Operating Income	$150	$-		$4		$154	$60	$-		$2		$62	$61	$-		$(16)		$45	$101	$-		$(7)		$94	$372	$-		$(16)		$356

Notes:

Reclassifications

(R)	Reclass column represents the reclassifications of the various line items and the movement of certain business activity between segments under our new segment measures.

R1 - Represents the reclass of the Legacy Starz Distribution business to the Media Networks, Motion Pictures and Television Production segments.

R2 - Represents the reclass of cash bonuses from corporate G&A expense to segment G&A expense and the reclass of stock-based compensation for immediately vested stock awards granted as part of our annual bonus program in lieu of cash bonuses.

Adjustments

(A)	Adjustment column represents the changes to what was previously excluded from the segments and Adjusted EBITDA to include the item.

A1 - Represents the adjustment to include the impact of backstopped prints and advertising expenses, which were previously excluded from segment profit and Adjusted EBITDA.

A2 - Represents the adjustment to include the non-cash imputed interest charges, which were previously excluded from segment profit and Adjusted EBITDA.

A3 - Represents the adjustment to include SVOD start-up losses, which were previously excluded from segment profit and Adjusted EBITDA.

Other Notes

(1) - Legacy amounts represent amounts previously reported or amounts derived from previously reported amounts in the case of Starz. The segment profit represents Adjusted OIBDA of the Legacy Starz Network and Legacy Distribution segments as previously reported.

(2) - Represents Lionsgate's legacy corporate and shared services G&A expense as previously reported.

* Amounts may not add precisely due to rounding

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LIONSGATE ENTERTAINMENT CORP.

RECONCILIATION OF HISTORICAL (LEGACY) SEGMENT PRESENTATIONS OF LIONSGATE AND STARZ TO THE EXPECTED NEW SEGMENT PRESENTATIONS

(in millions)	Three Months Ended 6/30/16						Three Months Ended 9/30/16						Six Months Ended 9/30/16
	Legacy (1)	Reclass (R)		Adj (A)		New	Legacy (1)	Reclass (R)		Adj (A)		New	Legacy (1)	Reclass (R)		Adj (A)		New
Motion Pictures
Legacy Gross Contribution	$56	$-		$-		$56	$28	$-		$-		$28	$84	$-		$-		$84
Legacy Starz Distribution	-	4	R1	-		4	-	4	R1	-		4	-	8	R1	-		8
Adjustments
Backstopped P&A	-	-				-	-	-		(8)	A1	(8)	-	-		(8)	A1	(8)
Gross Contribution	56	4				60	28	4		(8)		23	84	8		(8)		83
Segment G&A expense	(21)	(6)	R1	-		(31)	(21)	(4)	R1	-		(29)	(42)	(10)	R1	-		(60)
		(4)	R2					(4)	R2				-	(8)	R2
Segment Profit	$35	$(5)		$-		$30	$7	$(4)		$(8)		$(6)	$42	$(10)		$(8)		$24

Television Production
Legacy Gross Contribution	$18	$-		$-		$18	$20	$-		$-		$20	$38	$-		$-		$38
Legacy Starz Distribution	-	1	R1	-		1	-	2	R1	-		2	-	3	R1	-		3
Adjustments
AR Discount	-	-		(1)	A2	(1)	-	-		-		-	-	-		(1)	A2	(1)
Gross Contribution	18	1		(1)		19	20	2		-		22	38	3		(1)		41
Segment G&A expense	(7)	(1)	R1	-		(9)	(8)	(1)	R1	-		(10)	(15)	(2)	R1	-		(20)
		(1)	R2					(1)	R2				-	(3)	R2
Segment Profit	$11	$(1)		$(1)		$10	$12	$-		$-		$12	$23	$(1)		$(1)		$21

Media Networks
Legacy Gross Contribution	$155	$-		$-		$155	$117	$-		$-		$117	$273	$-		$-		$273
Legacy Starz Distribution	-	1	R1	-		1	-	-		-		-	-	1	R1	-		1
Adjustments
SVOD Start-up losses	-	-		(7)	A3	(7)	-	-		(6)	A3	(6)	-	-		(12)	A3	(12)
Gross Contribution	155	1		(7)		149	117	-		(6)		112	273	1		(12)		261
Segment G&A expense	(23)	(4)	R1	(3)	A3	(30)	(24)	(3)	R1	(3)	A3	(30)	(48)	(7)	R1	(6)	A3	(60)
Segment Profit	$132	$(4)		$(10)		$119	$93	$(2)		$(9)		$82	$225	$(6)		$(18)		$201

Starz Distribution
Legacy Gross Contribution	$6	$(6)	R1	$-		$-	$6	$(6)	R1	$-		$-	$12	$(12)	R1	$-		$-
Gross Contribution	6	(6)		-		-	6	(6)		-		-	12	(12)		-		-
Segment G&A expense	(11)	11	R1	-		-	(8)	8	R1	-		-	(19)	19	R1	-		-
Segment Profit	$(5)	$5		$-		$-	$(2)	$2		$-		$-	$(6)	$6		$-		$-

Intersegment Eliminations	-	-		-		-	(1)	-		-		(1)	(1)	-		-		(1)

TOTAL SEGMENT PROFIT	$174	$(5)		$(10)		$158	$109	$(5)		$(17)		$86	$282	$(10)		$(28)		$245

Corporate G&A expense(2)	(17)	(3)	R2	-		(20)	(19)	(2)	R2	-		(21)	(36)	(5)	R2	-		(41)

Adjusted OIBDA	$157	$(8)		$(10)		$138	$90	$(7)		$(17)		$66	$246	$(15)		$(28)		$204

Adjusted Stock-Based Compensation	(29)	8	R2	-		(21)	(30)	7	R2	-		(23)	(59)	15	R2	-		(44)
Restructuring, Transaction and Other Costs	(17)	-		-		(17)	(12)	-		-		(12)	(29)	-		-		(29)
Purchase Accounting and Related Adjustments	(6)	-		-		(6)	(5)	-		-		(5)	(10)	-		-		(10)
Depreciation & Amortization	(11)	-		-		(11)	(10)	-		-		(10)	(21)	-		-		(21)
Operating Income	$94	$-		$(10)		$83	$33	$-		$(17)		$16	$127	$-		$(28)		$99

Notes:

Reclassifications

(R)	Reclass column represents the reclassifications of the various line items and the movement of certain business activity between segments under our new segment measures.

R1 - Represents the reclass of the Legacy Starz Distribution business to the Media Networks, Motion Pictures and Television Production segments.

R2 - Represents the reclass of cash bonuses from corporate G&A expense to segment G&A expense and the reclass of stock-based compensation for immediately vested stock awards granted as part of our annual bonus program in lieu of cash bonuses.

Adjustments

(A)	Adjustment column represents the changes to what was previously excluded from the segments and Adjusted EBITDA to include the item.

A1 - Represents the adjustment to include the impact of backstopped prints and advertising expenses, which were previously excluded from segment profit and Adjusted EBITDA.

A2 - Represents the adjustment to include the non-cash imputed interest charges, which were previously excluded from segment profit and Adjusted EBITDA.

A3 - Represents the adjustment to include SVOD start-up losses, which were previously excluded from segment profit and Adjusted EBITDA.

Other Notes

(1) - Legacy amounts represent amounts previously reported or amounts derived from previously reported amounts in the case of Starz. The segment profit represents Adjusted OIBDA of the Legacy Starz Network and Legacy Distribution segments as previously reported.

(2) - Represents Lionsgate's legacy corporate and shared services G&A expense as previously reported

* Amounts may not add precisely due to rounding

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APPENDIX

RECONCILIATION OF LIONSGATE'S NET INCOME TO ADJUSTED EBITDA AND
STARZ'S OPERATING INCOME TO ADJUSTED OIBDA

	Three Months Ended				Fiscal Year Ended	Three Months Ended		Six Months Ended
(in millions)	6/30/15	9/30/15	12/31/15	3/31/16	3/31/16	6/30/16	9/30/16	9/30/16

Lionsgate Legacy
Net Income	$41	$(42)	$33	$11	$43	$1	$(17)	$(16)
Depreciation & Amortization	2	3	3	6	13	6	4	10
Interest, Net	12	12	14	15	53	14	15	29
Income Tax Provision	3	(2)	(45)	(32)	(77)	(26)	(54)	(80)
EBITDA	57	(30)	4	0	32	(6)	(52)	(57)

Stock-Based Compensation	17	17	13	31	78	22	22	44
Restructuring and Other Items	-	4	13	2	20	7	10	18
Non-Cash Imputed Interest Charge	-	-	-	5	5	1	-	1
Purchase Accounting and Related Adjustments	-	-	4	4	8	6	5	10
Start-up Losses of New Business Initiatives	1	3	7	7	17	10	10	20
Backstopped P&A Expense	(4)	(3)	12	(4)	1	-	8	8
Lionsgate Adjusted EBITDA	$71	$(8)	$54	$46	$162	$41	$3	$43

Starz Legacy
Operating Income	$111	$102	$55	$114	$381	$105	$74	$179

Stock Based Compensation	8	8	8	8	33	7	8	15
Depreciation & Amortization	5	5	5	5	19	5	6	11
Merger Related	-	-	-	-	-	10	2	12
Starz Adjusted OIBDA	$123	$115	$68	$127	$433	$127	$90	$217

Notes:

* Amounts may not add precisely due to rounding

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